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                                                                      Exhibit 32

     On November 12, 2003, the Chief Executive Officer and Chief Financial Officer of Exult, Inc. (the "Company") provided a written statement accompanying the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of that written statement is set forth below as Exhibit 32. The information in Exhibit 32 shall not be deemed "filed" under the Securities Exchange Act of 1934 or otherwise subject to liabilities thereunder. Furthermore, the information in
Exhibit 32 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

STATEMENT OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF EXULT, INC. PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This statement, dated November 12, 2003, is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), and accompanies the Quarterly Report on Form 10-Q filed by Exult, Inc. (the "Issuer") with the Securities and Exchange Commission for the quarter ended September 30, 2003 (the "Report").

     We hereby certify that, to our knowledge, (a) the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

     This statement is given in our capacities as Chief Executive Officer and Chief Financial Officer, respectively, of Exult, Inc.

                                         /s/ James C. Madden, V
                                         ---------------------------------------
                                         James C. Madden, V
                                         Chief Executive Officer

                                         /s/ John A. Adams
                                         ---------------------------------------
                                         John A. Adams
                                         Chief Financial Officer